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                                                                 EXHIBIT 10.38.1


                                 SUNI AGREEMENT

                              AGREEMENT EXTENSION

The parties, Dental/Medical Diagnostic Systems, Inc. and Suni Imaging Microsystems, mutually agree to extend the automatic termination as set forth in
Section 10.1 of the Agreement dated October 10, 1997 from a 30-day period to a 35-day period.

                             /s/ RONALD E. WITTMAN
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                               Ronald E. Wittman
                    Vice President & Chief Financial Officer
                    Dental/Medical Diagnostic Systems, Inc.


                                 /s/ PAUL SUNI       11-7-97
                    ----------------------------------------
                                    Paul Suni
                                    President
                            Suni Imaging Microsystems